UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2025

Grayscale Bitcoin Cash Trust (BCH)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56308	82-6867376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bitcoin Cash Trust (BCH) Shares	BCHG	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2025, Grayscale Investments Sponsors, LLC (together with its affiliates as the context may require, “Grayscale”), the sponsor of the registrant, announced that GSO Intermediate Holdings Corporation (“GSOIH”), the sole managing member of Grayscale Operating, LLC, the sole member of Grayscale Investments Sponsors, LLC (“GSIS”), announced that Matthew Kummell has stepped down as a Director of the Board of Directors (the “Board”) of GSOIH. Also on October 13, 2025, GSOIH has approved the appointment of Simon Koster as a Director of the Board.

Mr. Koster is the Chief Strategy Officer (“CSO”) at Digital Currency Group, Inc. (“DCG”), the most active investor and incubator in blockchain, digital assets, and other decentralized technologies. As CSO, Mr. Koster leads the investment team, managing the portfolio comprised of digital assets, wholly owned subsidiaries, and more than 250+ early-stage companies in over 35 nations across the world as of the date of this filing.

Prior to his current role, Mr. Koster was the CEO of Real Estate at DCG, spearheading both internal and external real estate ventures. Previously, he served as CEO of The Collective and brings a decade of real estate experience from JDS Development Group, where he was instrumental in the acquisition and development of top-tier residential, hospitality, and mixed-use projects in New York City and Miami. He is a graduate of Rutgers University (B.S.) and holds a Master’s degree in Engineering from the University of Michigan.

Mr. Koster has served on the board of directors of Foundry and Luno since 2023. He has served as a director of Fortitude since 2024 and as a director of Yuma since 2025. Each of Foundry, Luno, Fortitude and Yuma are affiliated with Grayscale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Bitcoin Cash Trust (BCH)

Date:	October 14, 2025	By:	/s/ Edward McGee
Edward McGee Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.